The Parnassus Fund
Annual Report
December 31, 1996
                                                   February 5, 1997

Dear Shareholder:
     As of December 31, 1996, the net asset value per share (NAV) of the Parnassus Fund was $34.39, so after reinvestment of the dividend of $1.09 paid on December 20, the overall return for 1996 was 11.68%. This compares to a return of 22.96% for the S&P 500 and 19.24% for the average growth fund according to Lipper Analytical Services. For the year, then, our performance was quite disappointing.
     The annual performance figures, though, mask a strong fourth quarter return. As of the end of the third quarter, the Fund was down 2.68% for the year compared to strong gains for the market as a whole.
     I'm happy to say that our fourth quarter return was excellent. The Fund was up 14.75% compared to 8.33% for the S&P 500 and 5.14% for the average growth fund. This performance means that the Parnassus Fund had the second-best fourth quarter return of the 758 growth funds followed by Lipper Analytical Services.
     At this point, it appears that we've broken out of our slump, but, of course, there's no guarantee that we'll go back to having the consistently high returns we did for the five years ending in mid-1995. Nevertheless, it was a great quarter for us. Some of it was due to luck, some of it was due to changing market conditions, some of it was because of improved performance by individual companies and some of it was due to changes we made in portfolio strategy. To give you a feel for the quarter, let's look at some of the individual companies.

WINNERS AND LOSERS
     For the quarter, there were only three companies that lost more than 10% of their value. The worst one was ATC Group Services, an environmental company that lost 28.2%, going from $12.88 to $9.25 during the quarter. In our view, there is nothing fundamentally wrong with the company and we think the market has sharply undervalued this company. We'll continue to hold the position.
     Merix, the Portland, Oregon-based producer of electronic circuit boards, lost 20.8% of its value as its customers saw slowdowns in orders. The stock dropped from $19.25 to $15.25. Fortunately, the decline did not have a major impact on the Fund because of our relatively small position in the company.
     Genus, the maker of semiconductor manufacturing equipment, lost 15.4% during the quarter as it went from $6.50 to $5.50 per share. Sales declined as overcapacity developed in the semiconductor industry.

     Contrasted with the small number of losers, there were 13 companies that gained over 10% during the period, some of them with extraordinary returns. Five of the 13 were technology companies, but the other eight were spread throughout the economy including two steel companies, a publisher, a dental products concern, an office furniture manufacturer, a health maintenance organization, a building products producer and a specialized chemical company.
     Advanced Micro Devices (AMD) gained an incredible 74.6% during the quarter as its stock soared from $14.75 to $25.75 a share. The company has just introduced its sixth generation microprocessor called the K-6 and it looks as if this product will be able to compete successfully with Intel's sixth generation chip called the Pentium Pro.
     AMD's stock did poorly during the Fund's 15-month slump and contributed to our difficulties. In February of 1995, we had expected the company's fifth generation chip (the K-5) to come out a few months later and be a strong competitor to Intel's Pentium chip. As it turned out, the K-5 was 18 months late as AMD's development team had difficulties in designing the chip. (It's only recently been on the market.) The stock slumped as Intel dominated the fifth generation market for microprocessors. As of this writing, it looks as if AMD will have a competitive sixth generation chip and the stock has climbed as a result. Just as the K-5 was almost 18 months late, our return on AMD is almost 18 months late as well.
     Quantum Corporation gained an amazing 63.0% as the company saw its stock go from $17.56 to $28.63. The Silicon Valley-based maker of disk drives for storage of electronic data has overcome previous manufacturing and design problems. Orders have increased and stronger earnings should follow.
     Electro Scientific Industries had a 42.5% gain in its stock as it went from $18.25 to $26.00 a share. The Portland-based company has developed new laser technology that greatly enhances the production efficiency of memory chip makers.
     Herman Miller, the office furniture company, saw its stock increase 39.8%, going from $40.50 to $56.63. A very socially responsible company with great products, the company's stock had languished for years because of excessive spending. With better cost controls and strong sales of its excellent furniture, the company's earnings have soared.
     Shares of Tandem Computers jumped 27.9%, going from $10.75 to $13.75. The company is practicing better cost control and it has some interesting new products including one that involves an alliance with Microsoft on the Windows NT operating system.
     T.J. International had a 23.3% increase as the stock climbed from $18.25 to $22.50 a share. Based in Boise, Idaho, the maker of engineered lumber products saw increased earnings as it finally corrected problems with two new factories. Demand for the company's products has been excellent given the strong economy and relatively low interest rates. If construction spending holds up, T.J.'s stock should do even better.
     H.B. Fuller, the specialized chemical company that makes industrial adhesives, had a 20.3% increase in stock price, going from $38.25 to $46 a share. The company has a great record for charitable contributions and treatment of employees, but it has always had difficulty in establishing sustained increases in earnings to go along with sales increases. At last, it looks as if the company is concentrating on controlling costs and the stock price has responded positively.


     Houghton Mifflin's shares rose 20.2% as the stock went from $47.13 to $56.63. Plagued by problems with outsourcing its distribution, the company is now handling its distribution internally and this has worked much better. The merger with D.C. Heath has gone smoothly and earnings have increased over last year.
     The stock of Sullivan Dental Products climbed 18.0% this quarter as productivity increased among the sales force. The stock went from $11.13 to $13.13 a share.
     The value of Aetna's shares went up 13.7% as the stock climbed from $70.38 to $80. The company has sold off its original property/casualty business to Travelers and it's now a medical insurer and a health maintenance organization. Aetna provides high quality health care. In fact, San Francisco Symphony musicians went on strike when management changed their health plan from Aetna to Blue Cross.
     Acme Metals gained 13.1% as its stock went from $17.13 to $19.38. The company's new steel plant has greatly improved efficiency. Inland Steel went up 11.9% as its stock rose from $17.88 to $20.
     Cypress Semiconductor's stock increased 13.0%, going from $12.50 to $14.13. After suffering sharp declines, the company's niche of the semiconductor market has stabilized and prospects are much improved.

     Below is a graph and table  comparing the performance of the Parnassus Fund with the S&P 500, the NASDAQ  Composite  Index and the average  growth fund over the past one, five and ten-year  periods.  The graph and the total return column of the performance table as well as the "Value of $10,000" table assume that the maximum  sales charge of 3.5% was deducted  from the initial  investment  in the
Parnassus  Fund.  The  overall  return  column in the  performance  table  shows
investment   performance  only  and  does  not  deduct  the  sales  charge.  The performance  figures  for the  average  growth fund also do not deduct any sales charges that may apply.

--------------------------------------------------------------------------------
           Average Annual   Average Annual   S&P 500      NASDAQ       Average
            Total Return    Overall Return    Index       Index      Growth Fund
--------------------------------------------------------------------------------
One Year        7.77%           11.68%        22.96%       22.71%       19.24%
Five Years      14.27%          15.09%        15.22%       17.10%       12.69%
Ten Years       12.20%          12.60%        15.29%       13.98%       13.46%
--------------------------------------------------------------------------------

Returns for average growth fund supplied by Lipper Analytical Services.


SHAREHOLDER LETTERS
     In the last quarterly report (September 30, 1996), there was a feature called "Confessions of a Contrarian" where I talked about some of the changes we were making in our stock selection process so as to improve our performance. Essentially, I said that we would follow our contrarian standards for determining if a stock is undervalued, but we would now be looking for a catalyst that would have a positive impact on earnings within the following twelve months. If we didn't see any catalyst for change in the next year, we would no longer invest in that stock. We received a large number of letters commenting on that new strategy. Since there were so many letters on that subject, we can't print them all, but below you will find some representative ones as well as some excerpts.


     Dear Mr. Dodson:
          I'd like to make two points. First: let the fickle investor go! A contrarian fund is not for everyone. Let's face it. Why did so many investors came on board recently? Because the fund enjoyed several years of strong growth - not because of the fund's investment philosophy. But slower, "dormant" times are also part of a well-managed value-oriented fund. And it is just this period of time when all the sightseers will "hop off the cable car." They don't care about your philosophy. In their minds, all that matters are the numbers.
          My second point is this. I invested my money because I wanted to improve my quality of life. From my consumer's point of view, this means making enough money to afford the nicer things in life. But from my producer's point of view, it also means I need to support companies that will create products for this comfortable, healthy life I want. I want to invest in firms inclined to respect the environment, so I can live comfortably with my family. I want to invest in businesses ready to provide equal employment opportunity for all. Obviously, the greater the number of companies like this I invest in, the more the world at large will approximate what I am hoping for. Parnassus chooses these companies, which makes sense not only from my consumer's point of view, but also from my producer's point of view. And my question regarding the sightseers is "do they understand this bigger picture?"
         You get my vote of confidence. Even if the market is up, while Parnassus is down. Even if Parnassus is down for several years because the companies you choose remain flat for several years.The point is, if YOU remain confident in the companies you choose, then so do I! Let the sightseers go! Don't let theirpressure dictate your style in a way that takes us all away from what our financial, social and consumer intuition tells us is right.
                                                  Chris Ambrosini
                                                  New Paltz, New York


     Dear Mr. Dodson:
          I agree with the column written by Mr. James Glassman in the Washington Post. I also was somewhat disappointed to read in your third quarter report that you were changing your investment strategy. I in-vested in Parnassus recently (February 1996), and so have not benefitted from your earlier impressive returns. However, I have money invested in other mutual funds that do a fair job of tracking the market average. The reason I invested in your fund was to do something different. I prefer your market strategy to the funds that play the market, constantly changing holdings to try and follow every whim and rumor. I like the idea of having some of my assets invested in companies that actually have assets and products to back up their stock (and I also like the fact that the companies get some ethical screening).
          I hope you will keep to your basic strategy of finding undervalued, socially responsible companies and keeping their stock for long periods of time. I waited to invest in Parnassus until I had some funds that I was comfortable leaving alone for 10 years or so. I was not pleased to see the value of what I had bought drop, but since I was planning to stay in for the long haul, I am quite prepared to see the value of my investment fluctuate. I hope you will find many of your other investors have similar views and that you will keep to your contrarian approach.
                                                  Martha K. Raynolds
                                                  Fairbanks, Alaska


     Hello from a shareholder:
          Thanks for the explanation of your new policy regarding not investing in a company unless you see a catalyst that will improve earnings in the next 12 months. Here's what I don't understand, though, and what I wished you had discussed more. You (and others) have convinced me through endless (and welcome) education that if I'm investing in a growth fund, I should be in for the long haul, at least 3 to 5 years, and not be overly concerned with short-term performance. How does the new policy fit in with the emphasis on a long-term view. Perhaps you can discuss this in your next report. Thanks
                                                  Daniel Grobani
                                                  San Francisco, California


     Dear Mr. Dodson:
          I always appreciate the quarterly reports from The Parnassus Fund. I never escape the feeling that it is you talking to me, via the reports, and not some outside consultant who has been hired to prepare palatable news for shareholders.
          Whereas other funds I have invested in always put a positive "spin" on any bad news (e.g. underper-formance), you never pull your punches. You don't blame mistakes on others; you shoulder all the blame. And of course, when the news is good, you deservedly take the credit.
          Because I appreciate the long-term view you take towards investing, I am a bit disappointed by many of the comments you made in the latest report. Some time ago you explained your reasoning for keeping the front end 3.5% load. It made sense. The success of The Parnassus Fund drew too many get-rich-quick people looking to turn a fast profit. A front-end load discourages any but serious investors. What upsets me about the current quarterly report is that you seem to be caving in to the short-term view and I wonder if you are being swayed by all the investors who have flocked to the Fund in recent years in hopes of making a quick buck.
          I like the idea of contrarian investing; that there are stocks that are good values but underpriced. It seems to me that this philosophy requires a long-term view and lots of incredible patience. "Normal" mutual funds seem to follow trends and have incredible turnover. I'm not convinced this works. Witness what all these funds tell investors: dollar-cost averaging is the way to go and don't partake in panic selling when prices plunge. Yet, this is exactly what these funds do by taking the short-term view or turning over the portfolio so much.
          True, if there are losers in the portfolio, get rid of them. Conversely, selling off the winners may be called for versus holding on to them and waiting for them to achieve full value. However, I'm concerned that you will soon pay more attention to the immediate outlook of a stock and downplay the long-term outlook. And how are you going to determine what a "catalyst" will be?
          Somehow, the impression I get from reading the latest quarterly report is that you are getting pressure to change what has been a fairly successful investment strategy in exchange for short-term gain. Since I am in The Parnassus Fund for the long-term (as an IRA investor), I am willing to experience the ups and downs of the Fund because I have faith in your demonstrated ability to provide adequate returns while also maintaining excellent social criteria.
          So, what am I asking of you? I want to emphasize that I am not upset or discouraged with the Fund's performance during the last year. After all, it wasn't that long ago that the Fund was the darling of Wall Street and all the financial writers. Please don't bow to any pressure to change the Fund's investment criteria in response to pressure to make short-term gain.
          As we used to say, "Keep the faith!"
                                                  Sincerely,
                                                  Peter Stekel
                                                  Seattle, Washington


     I would like to thank all the shareholders who wrote in to give me their thoughts -- both the four people whose letters we published and the others who commented in a similar vein. Let me assure you that I have no intention of changing our basic investment strategy. We'll continue to look for out-of-favor stocks selling at bargain prices and invest in them if they are socially responsible companies. We have no intention of becoming trend followers or investors in "high-flying" growth stocks priced at enormous multiples.
     Also, our portfolio turnover rate should remain well below the 100% average annual rate for all growth funds. This year, the rate is up somewhat -- just below 60% compared to our normal rate of just under 30% -- because we sold off a lot of our mediocre performers. However, I would expect that the rate would move back toward 30% in future years.
     So if we're not going to chase "high-flyers" and we're not going to churn our portfolio 300% per year, what are we going to do? We're going to take one extra step: looking to see if there is a catalyst in the near future that will have a positive impact on earnings in the next 12 months.
     This "catalyst" will mean different things at different times for different companies. It might be a new product, improving sales of existing products, more effective marketing of a product or service or better cost control. It might not even be company specific, but rather having to do with an industry or the whole economy. It could be an expected drop in oil prices that would help the airline industry or an expected drop in interest rates that would help the building products industry. It could be increased production of a raw material that would bring down prices that would help a manufacturer. The catalyst might also be increased demand for a product that would eliminate overcapacity in an industry and help individual companies. Catalysts might also be changes in foreign exchange rates or changes in import and export patterns.
     Clearly, we'll never know for sure if a catalyst will develop in the next 12 months. There's no doubt that we'll be wrong sometimes and sometimes the positive change will take more than 12 months to occur. It's just that we think we can improve our performance by looking for this catalyst. The reason is that so many undervalued stocks stay undervalued for years at a time and we want to make an effort to identify companies that will soon be reaping the benefits of a positive change.
     That doesn't mean that we'll take a short-term view or start trying to time the market. We still plan to be long-term investors and hold our positions for relatively long periods of time. We still plan to invest in undervalued stocks that are out-of-favor and avoid the "go-go" issues. It's just that we want to identify more precisely the factors that will make our companies come back into favor with investors.


TAX QUESTION

     Dear Mr. Dodson:
          In managing the Parnassus Fund's portfolio, do you take a shareholder's tax situation into account? If so, what do you do and how does it affect shareholders?
                                                  Sincerely,
                                                  Nathaniel B. Smith
                                                  West Chester, Pennsylvania


     Dear Mr. Smith:
          We definitely do try to minimize taxes. Virtually all of my liquid net worth (i.e. excluding only what's tied up in my house and my business) is in the Parnassus Fund so I have a strong incentive to minimize taxes. Here are the five most important things we do to minimize shareholder taxes:

          1. Remind people not to invest in late November or December just before the distribution. If one invests just before a dividend is paid, a shareholder has to pay taxes on a gain that is not a real one. Shareholders should wait until after the dividend has been paid in late December before they invest.
          2. We remind shareholders to use the tax basis (not just the cost of shares) in calculating capital gains. The tax basis of shares is the cost of the shares plus the dividends paid out during the holding period. For example, if you paid $25.00 for your Parnassus Fund shares and you received dividends of $4.00 during the holding period, your tax basis is $29.00 -- not the $25.00 cost. Some taxpayers overpay capital gains by using the actual cost of shares instead of the tax basis. This would make the capital gain appear larger than it actually was.
          3. We try to take a long-term view in investing. Since we hold the vast majority of our stocks for more than a year, shareholders qualify for capital gains treatment. For stocks sold in less than a year from time of purchase, a shareholder must pay ordinary income tax which usually means a higher rate than capital gains.
          4. Towards the end of the year, we look at our portfolio to see if there are a lot of realized capital gains. If there are, we try to reduce the amount of the gain (and, thus, the amount of the taxes) by selling some stocks where there will be a realized loss. We don't sell any stocks with losses if we think they will make a comeback in the near future, but we do try to time our sales so as to reduce shareholders' taxes as much as possible.
          5. If we have a stock with a large unrealized gain at the end of the year and we're thinking about selling that stock, we might defer the sale until the following year. This won't eliminate the tax, but it will defer the tax so the shareholder can postpone the tax for another year.

                                                  Yours truly,
                                                  Jerome L. Dodson


WOMEN INTERNS

     Dear Mr. Dodson:
          I enjoy reading the Parnassus Fund Quarterly Reports. One of the main reasons I originally invested in Parnassus and continue to do so is your commitment to social responsibility. I am glad to know that companies which produce harmful products or which do not treat their employees well, are not receiving my money. I am glad to know that it is important to Parnassus to support workplaces which do not discriminate on the basis of sex, race, sexual orientation, etc., and which are actively engaged in maintaining a diversified workplace.
          Imagine then, how disappointed (and surprised) I was to read in the last Quarterly Report that all six of your summer interns are men. Surely a commitment to social responsibility begins at home. The world of financial investment as you must be aware, traditionally has been a world of men. So many women who find themselves with income to invest are at a disadvantage because they have not been brought up to take care of the finances and have often been discouraged from learning how to take an active role when it comes to money. This situation is only compounded when they go to find a financial adviser and their choices are largely limited to men.
          I was fortunate to have found a wonderful financial adviser who is not only a woman, but a woman who is sensitive to the needs of women. It was she who led me to invest in Parnassus. I hope that in the future you will make a concerted effort to recruit female summer interns. These will be the future financial advisers for women like me. These will be the future investors in companies that do not discriminate.
                                                  Sincerely,
                                                  Laura Weinstock
                                                  San Francisco, California

     Dear Ms. Weinstock:
          Thank you for your letter. Last summer, only one woman applied for our intern program and she was accepted. At the last minute, though, she had to drop out of the program.
          The  breakdown  of  interns   varies  greatly  from  semester  to
     semester. While it was all men last summer, this fall it was two-thirds women. I can remember several years ago when one summer group had five women. Overall, women comprise 35-40% of all interns.
          You are right when you say that women are not encouraged as much as men to study finance. We try our best to train women and encourage them to enter careers in finance. For example, two of our former interns are now highly regarded analysts at other mutual fund companies. Amy Fujii is with J. & W. Seligman in New York and Shan Green is with Franklin/Templeton Funds in San Mateo, California.
          We will continue actively recruiting as many women as we can into our intern program. Perhaps your letter and this response will get some attention and encourage more women to apply to our intern program.
                                                  Yours truly,
                                                  Jerome L. Dodson



SPRING INTERNS
     We have three highly-qualified individuals working as interns with us this semester. Edward Harris is an engineering graduate of Stanford University and also holds an MBA from Stanford. He previously worked as an engineer with Hewlett-Packard and as an investment manager.
     Kabir Misra is a second year student at Stanford Business School and is also an economics graduate of Harvard University. His previous experience includes work at CS First Boston, Booz, Allen & Hamilton and Morgan Stanley.
     Anh Tran is a graduate of the University of California at Davis where she majored in Sociology and German. Her previous experience includes work with ADAC Labs in Milpitas, California, the California Council for International Trade in San Francisco and being a founding member of the U.C. Davis California Public Interest Research Group (CALPIRG).

COMPANY NOTES
     Aetna's U.S. Healthcare HMO has been chosen as the 1996 Quality Leader in the Atlanta metropolitan area by the National Research Corporation (NRC). Aetna also ranks high in quality on a national basis.
     Tandem Computers, as part of its One Step Beyond program, is sponsoring a college student on an 18-day voyage through Antarctica. Sharon Ungersma, a junior majoring in physics at Harvey Mudd College in Claremont, California, will go on the voyage with seasoned Arctic explorer Robert Swan and an international crew aboard the Russian icebreaker, Professor Khromov. The expedition is in celebration of UNESCO's 50th anniversary and aims to foster global cooperation and environmental awareness.
     On October  19,  Mentor  Graphics  hosted its second  annual  Computer  and
Electrical Engineering College Fair for high school students in Oregon. Representatives from 35 colleges and high-tech firms participated in the fair. Corporate exhibitors in addition to Mentor included Hewlett-Packard, Electro Scientific Industries and LSI Logic. Exhibiting colleges included the University of Portland, MIT, Stanford and Notre Dame. Students had an opportunity to talk with engineering professors and high-tech industry representatives about internships, educational programs and employment opportunities.
     Returning to news about the Parnassus Fund, we are now on the Internet. You can reach our website at: http://networth.galt.com/parnassus.
     Finally, I would like to thank all of you for sticking with the Fund during a difficult period. All of us at Parnassus Investments will work hard to improve the investment performance.
                                                  Yours truly,
                                                  Jerome L. Dodson
                                                  President



UNREALIZED GAIN (LOSS) SUMMARY AS OF DECEMBER 31, 1996 (UNAUDITED)

Number of                                                               Per                          Per           Unrealized
Shares       Issuer                                      Cost          Share         Market Value    Share         Gain (Loss)
-------------------------------------------------------------------------------------------------------------------------------
  595,000    ATC Group Services, Inc.               $  7,228,839      $12.15        $ 5,503,750     $ 9.25         $ (1,725,089)
   80,000    Acme Meals, Inc.                          1,299,624       16.25          1,550,000      19.38              250,376
  160,000    Aetna, Inc.                              10,363,638       64.77         12,800,000      80.00            2,436,362
  750,000    Advanced Micro Devices, Inc.             16,531,008       22.04         19,312,500      25.75            2,781,492
  340,000    Apple Computer, Inc.                     12,680,625       37.30          7,097,500      20.88           (5,583,125)
   10,000    Autodesk, Inc.                              218,750       21.88            280,000      28.00               61,250
  800,000    Cypress Semiconductor Corporation        11,085,038       13.86         11,300,000      14.13              214,962
  100,000    Delta Air Lines, Inc.                     7,141,559       71.42          7,087,500      70.88              (54,059)
  600,000    Electro Scientific Industries, Inc.      12,881,344       21.47         15,600,000      26.00            2,718,656
  250,000    FEI Company                               2,457,500        9.83          2,343,750       9.38             (113,750)
  654,000    Genus, Inc.                               3,427,000        5.24          3,597,000       5.50              170,000
  260,000    H.B. Fuller Company                       8,390,105       32.27         11,960,000      46.00            3,569,895
   60,000    Herman Miller, Inc.                       1,246,750       20.78          3,397,500      56.63            2,150,750
   80,000    Hewlett-Packard Company                   3,167,800       39.60          4,020,000      50.25              852,200
   80,000    Houghton Mifflin Company                  3,258,000       40.73          4,530,000      56.63            1,272,000
  400,000    Inland Steel Industries, Inc.             9,594,736       23.99          8,000,000      20.00           (1,594,736)
   50,000    Lam Research Corporation                  1,460,314       29.21          1,406,250      28.13              (54,064)
  530,000    The Limited, Inc.                         9,823,864       18.54          9,738,750      18.38              (85,114)
  200,000    Liz Claiborne, Inc.                       3,326,000       16.63          7,725,000      38.63            4,399,000
  480,000    Mentor Graphics Corporation               5,485,625       11.43          4,680,000       9.75             (805,625)
   97,500    Merix Corporation                         2,014,688       20.66          1,486,875      15.25             (527,813)
1,000,000    Morgan Products, Ltd.                     6,131,156        6.13          7,375,000       7.38            1,243,844
  150,000    Mylan Laboratories                        2,566,087       17.11          2,512,500      16.75              (53,587)
  495,000    Quantum Corporation                       8,831,563       17.84         14,169,375      28.63            5,337,812
  200,000    Ryerson Tull, Inc.                        3,106,625       15.53          2,700,000      13.50             (406,625)
  160,000    Southwest Airlines                        2,796,150       17.48          3,540,000      22.13              743,850
  600,000    Sullivan Dental Products, Inc.            6,445,778       10.74          7,875,000      13.13            1,429,222
  240,000    Sun Company, Inc.                         6,476,075       26.98          5,850,000      24.38             (626,075)
  500,000    T.J. International, Inc.                  8,720,613       17.44         11,250,000      22.50            2,529,387
  850,000    Tandem Computers, Inc.                   10,191,773       11.99         11,687,500      13.75            1,495,727
  500,000    Toys "R" Us, Inc.                        12,751,767       25.50         15,000,000      30.00            2,248,233
  320,000    United Healthcare Corporation            12,682,399       39.63         14,400,000      45.00            1,717,601
  546,100    Wellman, Inc.                            11,413,339       20.90          9,351,963      17.13           (2,061,376)
      TOTAL                                         $225,196,132                   $249,127,713                     $23,931,581




STOCKS SOLD JANUARY 1, 1996 THROUGH DECEMBER 31, 1996 (UNAUDITED)
                                         Realized        No. of                               Per               Sale          Per
Company                                 Gain (loss)      Shares              Cost            Share            Proceeds       Share
----------------------------------------------------------------------------------------------------------------------------------
H.F. Ahmanson & Company$                2,245,486        320,000         $ 5,851,073         $18.28          $ 8,096,559     $25.30
Advanced Technology Labs, Inc.          4,514,899        265,000           4,204,531          15.87            8,719,430      32.90
Calgon Carbon Corporation                (347,327)       375,000           4,315,067          11.51            3,967,740      10.58
Chemed Corporation                      1,046,360        100,000           2,682,788          26.83            3,729,148      37.29
CML Group, Inc.                        (4,537,355)     1,420,200           9,907,421           6.98            5,370,066       3.78
Cirrus Logic, Inc.                        (58,750)       200,000           3,752,500          18.76            3,693,750      18.47
Ethan Allen Interiors                   3,704,061        320,000           6,841,270          21.38           10,545,331      32.95
Flour Daniel/ GTI, Inc.                  (116,442)       261,327           2,738,833          10.48            2,622,391      10.03
H.B. Fuller Company                     1,098,506        121,000           4,153,475          34.33            5,251,981      43.40
Genus, Inc.                             2,208,061        660,000           1,774,938           2.69            3,982,999       6.03
Groundwater Technology, Inc.             (626,457)       520,000           5,219,792          10.04            4,593,335       8.83
Handleman Company                      (1,749,611)       320,000           3,567,275          11.15            1,817,664       5.68
Huffy Corporation                      (2,320,679)       700,000          10,001,769          14.29            7,681,090      10.97
Inland Steel Industries,Inc.             (415,666)       150,000           3,292,570          21.95            2,876,904      19.18
Integrated Device Technology, Inc.     (1,997,025)       825,000          10,753,275          13.03            8,756,250      10.61
Kenetech Corporation                   (1,922,317)       369,400           2,295,288           6.21              372,971       1.01
Lam Research Corporation                   15,000         35,000             851,250          24.32              866,250      24.75
Longs Drug Stores, Inc.                 1,403,931        122,600           4,117,315          33.58            5,521,246      45.03
The Limited, Inc.                         292,321        273,661           4,907,238          17.93            5,199,559      19.00
Liz Clairborne, Inc.                    6,711,520        330,000           6,522,938          19.77           13,234,458      40.10
Mentor Graphics Corporation              (321,438)       140,000           1,511,438          10.80            1,190,000       8.50
Merix Corporation                        (140,438)        17,500             467,188          26.70              326,750      18.67
Herman Miller, Inc.                     4,015,613        278,000           6,189,000          22.26           10,204,613      36.71
Phillips-Van Heusen                      (114,828)       190,000           2,086,587          10.98            1,971,759      10.38
Quantum Corporation                     1,068,125        120,000           2,096,875          17.47            3,165,000      26.38
Radius, Inc                            (2,855,892)       320,000           3,202,933          10.01              347,041       1.08
Sequent Computer Systems, Inc.         (2,945,315)       930,000          14,455,312          15.54           11,509,997      12.38
Student Loan Marketing Association      4,985,797        130,000           4,868,099          37.45            9,853,896      75.80
Sunrise Medical, Inc.                  (4,591,935)       770,000          17,909,576          23.26           13,317,641      17.30
Sun Company, Inc.                        (141,165)        48,200           1,395,624          28.95            1,254,459      26.03
T.J. International, Inc.                   (9,960)        40,000             769,960          19.25              760,000      19.00
Toys "R" Us, Inc.                          28,429         20,000             605,150          30.26              633,579      31.68
Wellman, Inc.                             108,345         39,700             714,787          18.00              823,132      20.73
Zurn Industries, Inc.                      48,257        300,000           6,075,763          20.25            6,124,020      20.41
TOTAL                                  $8,282,111                       $160,098,898                        $168,381,009




PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 1996

                                                Percent of
 Shares        Common Stocks                    Net Assets        Market Value
 -------------------------------------------------------------------------------------------
               AIR TRANSPORT
   100,000     Delta Air Lines, Inc.                        $      7,087,500
   160,000     Southwest Airlines                                  3,540,000
                                                                 -----------
               Total                                4.0%          10,627,500


               APPAREL
   530,000     The Limited, Inc.                                   9,738,750
   200,000     Liz Claiborne, Inc.                                 7,725,000
                                                                 -----------
               Total                                6.5%          17,463,750


               BUILDING MATERIALS
 1,000,000     Morgan Products, Ltd.*                              7,375,000
   500,000     T.J. International, Inc.                           11,250,000
                                                                 -----------
               Total                                6.9%          18,625,000
                                                                 -----------

               CHEMICALS
   260,000     H.B. Fuller Company                                11,960,000
   546,100     Wellman, Inc.                                       9,351,963
                                                                 -----------
               Total                                7.9%          21,311,963
                                                                 -----------

               COMPUTER
               PERIPHERALS
   495,000     Quantum Corporation*                 5.3%          14,169,375
                                                                 -----------

               COMPUTER SOFTWARE
    10,000     Autodesk, Inc.                                        280,000
   480,000     Mentor Graphics
               Corporation*                                        4,680,000
                                                                 -----------
               Total                                1.8%           4,960,000
                                                                 -----------

               COMPUTERS
   340,000     Apple Computer, Inc.*                               7,097,500
    80,000     Hewlett-Packard Company                             4,020,000
   850,000     Tandem Computers, Inc.*                            11,687,500
                                                                 -----------
               Total                                8.5%          22,805,000
                                                                 -----------

               ELECTRONICS
    97,500     Merix Corporation*                   0.6%           1,486,875
                                                                 -----------

               ENVIRONMENTAL
               SERVICES
   595,000     ATC Group Services, Inc.*            2.1%           5,503,750
                                                                 -----------

               FURNITURE
    60,000     Herman Miller, Inc.                  1.3%           3,397,500
                                                                 -----------

               HEALTH CARE
   160,000     Aetna, Inc.                                     $  12,800,000
   320,000     United Healthcare
               Corporation                                        14,400,000
                                                                 -----------
               Total                               10.1%          27,200,000
                                                                 -----------

               MEDICAL PRODUCTS
   600,000     Sullivan Dental Products, Inc.       2.9%           7,875,000
                                                                 -----------

               MICROELECTRONIC
               PROCESSING EQUIPMENT
   600,000     Electro Scientific
               Industries, Inc.*                                  15,600,000
   250,000     FEI Company*                                        2,343,750
   654,000     Genus, Inc.*                                        3,597,000
    50,000     Lam Research Corporation*                           1,406,250
                                                                 -----------
               Total                                8.6%          22,947,000
                                                                 -----------

               PETROLEUM REFINING
               & MARKETING
   240,000     Sun Company, Inc.                    2.2%           5,850,000
                                                                 -----------

               PHARMACEUTICALS
   150,000     Mylan Laboratories                   0.9%           2,512,500
                                                                 -----------

               PUBLISHING
    80,000     Houghton Mifflin Company             1.7%           4,530,000
                                                                 -----------

               RETAIL
   500,000     Toys "R" Us, Inc.*                   5.6%          15,000,000
                                                                 -----------

               SEMICONDUCTORS
   750,000     Advanced Micro
               Devices, Inc.*                                     19,312,500
   800,000     Cypress Semiconductor
                  Corporation                                     11,300,000
                                                                 -----------
               Total                               11.4%          30,612,500
                                                                 -----------

                  STEEL
    80,000     Acme Metals, Inc.*                                  1,550,000
   400,000     Inland Steel Industries, Inc.                       8,000,000
   200,000     Ryerson Tull, Inc.*                                 2,700,000
                                                                 -----------
               Total                                4.6%          12,250,000
                                                                 -----------

               Total Common Stocks
               (Cost $225,196,132)                 92.9%       $ 249,127,713

*Non-income producing
The accompanying notes are an integral part of these financial statements.




PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 1996
                                             Percent of
Short-Term Investments                       Net Assets            Market Value
-------------------------------------------------------------------------------
Union Bank of California
     Money Market Account
     (variable rate-4.50% as of 12-31-96)                           $  3,123,888
Goldman Sachs
     Institutional Liquid Assets
     (variable rate-5.20% as of 12-31-96)                             13,000,488
South Shore Bank
     Money Market Account
     (variable rate-4.40% as of 12-31-96)                              2,146,537
Albina Community Bank
     (variable rate-4.95% as of 12-31-96)                                100,000
Community Capital Bank
     (variable rate-3.81% as of 12-31-96)                                100,000
Community Bank of The Bay
     (variable rate-5.50% as of 12-31-96)                                100,000
Wainwright Bank & Trust Co.
     (variable rate-5.40% as of 12-31-96)                                100,000
Alternatives Federal Credit Union
     (variable rate-3.00% as of 12-31-96)                                 25,400
Self Help Credit Union
     (variable rate-5.12% as of 12-31-96)                                 27,334
Union Bank of California Account
     (variable rate-2.50% as of 12-31-96)                                 18,642
                                                                    ------------
     Total Short-Term Investments                   7.0%              18,742,289
                                                 --------           ------------
     TOTAL INVESTMENTS                             99.9%             267,870,002
     OTHER ASSETS AND LIABILITIES-Net               0.1%                 364,714
                                                 --------           ------------
     TOTAL NET ASSETS                             100.0%            $268,234,716
                                                 --------           ------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

Assets:
Investments in securities, at market value
 (identified cost $225,196,132) (Note 1)                         $ 249,127,713
Temporary investments in short term securities
 (at cost, which approximates market)                               18,742,289
Cash                                                                   810,170
Receivables:
 Dividends and interest                                                162,917
 Capital shares sold                                                   112,622
Other assets                                                            32,048
                                                                  ------------
   Total assets                                                    268,987,759
                                                                  ------------

Liabilities:
Accounts payable                                                       523,200
Capital shares redeemed                                                229,843
                                                                  ------------
   Total liabilities                                                   753,043
                                                                  ------------

Net Assets (equivalent to $34.39
 per share based on 7,799,480.853
 shares of capital stock outstanding)                             $268,234,716
                                                                  ------------

Net assets consisting of:
Distributions in excess of net investment income$                     (559,449)
Unrealized appreciation on investments                              23,931,581
Undistributed net realized gain                                         92,141
Capital paid-in                                                    244,770,443
                                                                  ------------
   Total Net Assets                                               $268,234,716
                                                                  ------------

Computation of net asset value and
 offering price per share:
Net asset value and redemption price
 per share ($268,234,716 divided by
 7,799,480.853 shares)                                            $      34.39
                                                                  ------------
Offering price per share (100/96.5 of $34.39)*                    $      35.64
                                                                  ------------

 * On investments of $15,000 or more, the sales charge is reduced as stated in the Prospectus in the section entitled "How to Purchase Shares".

The accompanying notes are an integral part of these financial statements.



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

Investment Income:
Dividends                                                         $  1,828,761
Interest                                                               554,085
                                                                  ------------
  Total investment income                                            2,382,846
                                                                  ------------

Expenses:
Investment advisory fees (Note 5)                                    1,736,345
Transfer agent fees (Note 5)                                           585,831
Reports to shareholders                                                142,758
Fund administration (Note 5)                                            65,000
Registration fees and expenses                                          87,209
Custody fees                                                            55,338
Service provider fees (Note 5)                                          62,154
Professional fees                                                       61,635
Trustee fees and expenses                                                9,105
Other expenses                                                          16,258
                                                                  ------------
   Total expense                                                     2,821,633
                                                                  ------------
   Net Investment Loss                                                (438,787)
                                                                  ------------

Realized and Unrealized
  Gain on Investments:
Realized gain from security transactions:
  Proceeds from sales                                              168,381,009
  Cost of securities sold                                         (160,098,898)
                                                                  ------------
   Net realized gain                                                 8,282,111
                                                                  ------------

Unrealized appreciation of investments:
  Beginning of year                                                  3,332,381
  End of year                                                       23,931,581
                                                                  ------------
  Unrealized appreciation during the year                           20,599,200
                                                                  ------------

 Net Realized and Unrealized
   Gain on Investments                                              28,881,311
                                                                  ------------

 Net Increase in Net Assets Resulting
   from Operations                                                $ 28,442,524
                                                                  ------------

The accompanying notes are an integral part of these financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1996 AND 1995

                                              1996                    1995
                                        ---------------           ------------
From Operations:
Net investment income (loss)            $     (438,787)           $  1,277,122
Net realized gain from
 security transactions                       8,282,111               8,636,880
Net unrealized appreciation
 (depreciation) during the year             20,599,200             (16,126,308)
                                         -------------            -------------
Increase (decrease) in
 net assets resulting from
 operations                                 28,442,524              (6,212,306)

Dividends to shareholders:
 From net investment income                         --              (1,277,031)
 From realized capital gains                (8,282,081)             (8,643,338)

Increase (Decrease) in
 Net Assets from Capital
 Share Transactions                        (11,058,284)            114,270,902
                                         -------------           -------------

Increase in Net Assets                       9,102,159              98,138,227

Net Assets:
Beginning of year                          259,132,557             160,994,330
                                         -------------           -------------
End of year
 (including distributions in
  excess of net investment
   income of  $559,449 in
  1996 and $120,662 in 1995)             $ 268,234,716           $ 259,132,557
                                         -------------           -------------

The accompanying notes are an integral part of these financial statements.


NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies
     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies of the Fund.

     Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the NASD's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean be tween the last recorded bid and asked prices. Short-term securities are money market instruments and are valued at cost, which approximates market value.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Security Transactions: In accordance with industry practice, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Investment Income, Expenses, and Distributions: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the record date.

     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Distributions
     Net realized gains are distributed in the year in which the gains arise. On December 20, 1996, a capital gains distribution of $8,282,081 ($1.0886 per share) was paid to shareholders of record on December 19, 1996.

3.   Capital Stock
     As of December 31, 1996, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $244,770,443.
     Transactions in capital stock (shares) were as follows:

                                                      Year Ended December 31, 1996         Year Ended December 31, 1995
                                                      ----------------------------         ----------------------------
                                                        Shares             Amount             Shares           Amount
                                                      ------------     ------------        ------------    ------------
     Shares sold                                       1,403,618       $ 44,793,353          3,586,999     $126,741,948
     Shares issued through dividend reinvestment         216,880          7,443,315            273,013        8,826,500
     Shares repurchased                               (1,976,494)       (63,294,952)          (610,655)     (21,297,546)
     Net Increase (Decrease)                         (   355,996)      $(11,058,284)         3,249,357     $114,270,902

4.   Purchases of Securities
     Purchases of securities for the year ended December 31, 1996 were $145,805,023. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 1996 are the same as for financial statement purposes. Of the $23,931,581 of net unrealized appreciation at December 31, 1996, $40,115,520 related to appreciation of securities and $16,183,939 related to depreciation of securities.

5.   Transactions with Affiliates and Related Parties
     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees computed monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000 and 0.60% of the balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $1,736,345 for the year ended December 31, 1996.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $650,831 for the year ended
     December 31, 1996. The transfer agent fee is $2.30 per month per account ($2.10 prior to July, 1996), and the fund administration fee is $5,833 per month ($5,000 prior to July, 1996).

     Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $62,154 for the year ended December 31, 1996.

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the year ended December 31, 1996 totaling $663,213, of which $220,044 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.

     Jerome L. Dodson is the President of the Fund and is the President and sole shareholder of Parnassus Investments.

     During 1996, the Fund incurred legal fees of $3,418 to Richard D. Silberman, counsel for the Fund. Mr. Silberman is also the Secretary of the Fund.

6.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental  data for each of the ten  years  in the  period  ended
     December 31 are as follows:
                                            1996     1995     1994     1993     1992    1991     1990    1989     1988    1987
                                            ----     ----     ----     ----     ----    ----     ----    ----     ----    ----
Net asset value at beginning of period     $31.77   $32.82   $31.81   $29.94   $23.53  $16.09   $20.62  $20.46   $16.16  $18.09
                                           ------   ------   ------   ------   ------  ------   ------  ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)               (0.06)    0.15     2.73     0.27     0.01    0.06     0.16    0.27    (0.05)  (0.04)
 Net realized and unrealized
     gain (loss) on securities               3.77     0.07     1.00     4.84     8.60    8.29    (4.52)   0.30     6.90   (1.19)
                                           ------   ------   ------   ------   ------  ------   ------  ------   ------  ------
     Total from investment operations        3.71     0.22     3.73     5.11     8.61    8.35    (4.36)   0.57     6.85   (1.23)
                                           ------   ------   ------   ------   ------  ------   ------  ------   ------  ------
DISTRIBUTIONS:
 Dividends from net investment
     income                                   .--    (0.16)   (0.47)   (0.25)   (0.04)  (0.06)   (0.17)  (0.18)     .--   (0.03)
 Distributions from net realized
     gain on securities                     (1.09)   (1.11)   (2.25)   (2.99)   (2.16)  (0.85)     .--   (0.23)   (2.55)  (0.67)
                                           ------   ------   ------   ------   ------  ------   ------  ------   ------  ------
     Total distributions                    (1.09)   (1.27)   (2.72)   (3.24)   (2.20)  (0.91)   (0.17)  (0.41)   (2.55)  (0.70)
                                           ------   ------   ------   ------   ------  ------   ------  ------   ------  ------
Net asset value at end of period           $34.39   $31.77   $32.82   $31.81   $29.94  $23.53   $16.09   $20.62  $20.46  $16.16
                                           ------   ------   ------   ------   ------  ------   ------  ------   ------  ------
TOTAL RETURN*                               11.68%    0.62%   11.98%   17.31%   36.80%  52.56% (21.16%)   2.85%   42.44% (7.95%)
RATIOS / SUPPLEMENTAL DATA:
 Ratio of expenses to average
     net assets                              1.10%    1.02%    1.14%    1.26%    1.47%   1.51%   1.77%    1.65%    2.15%  2.13%
 Ratio of net investment income (loss)
     to average net assets                  (0.17%)   0.54%    0.43%    0.13%    0.02%   0.26%   0.87%    1.21%   (0.49%)(0.24%)
Portfolio turnover rate                     59.60%   29.10%   28.10%   21.00%   32.80%  24.61%  38.25%   11.45%   32.34%  31.69%

Average commission per share+               $0.033      .--      .--      .--      .--     .--     .--      .--      .--     .--

Net assets, end of period (000's)         $268,235 $259,133 $160,994  $98,774  $56,237 $31,833 $20,738  $23,048   $10,863 $5,374

* Total return figures do not adjust for the sales charge.
+ Average commission rate is calculated for the periods beginning on or after January 1, 1996.


INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of The Parnassus Fund:

     We have audited the accompanying statement of assets and liabilities of The Parnassus Fund (the "Fund"), including the portfolio of investments by industry classification, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Note 6) for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

   Deloitte & Touche LLP
   San Francisco, California
   January 17, 1997
   The Parnassus Fund
   One Market-Steuart Tower #1600
   San Francisco, California 94105
   415-778-0200
   800-999-3505
   http://networth.galt.com/parnassus

   Investment Adviser
   Parnassus Investments
   One Market-Steuart Tower #1600
   San Francisco, California 94105

   Legal Counsel
   Richard D. Silberman, Esq.
   465 California Street #1020
   San Francisco, California 94104

   Auditors
   Deloitte & Touche LLP
   50 Fremont Street
   San Francisco, California 94105

   Custodian
   Union Bank of California
   475 Sansome Street
   San Francisco, California 94111

   Distributor
   Parnassus Investments
   One Market-Steuart Tower #1600
   San Francisco, California 94105